August 2017 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; our ability to realize cost savings and business synergies in connection with our recent acquisition of Valley Commerce Bancorp within expected time frames or at all; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, employment, executive compensation, insurance, cybersecurity, vendor management and information technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us, including additional legal and regulatory requirements to which we may become subject in the event our total assets exceed $10 billion; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount and availability of deposit insurance; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access; cyber incidents; or theft or loss of Company or customer data or money; political uncertainty or instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company’s key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies, volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities; and the resulting impact on the Company’s ability to raise capital or make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including securities, bank operations, consumer or employee class action litigation), the possibility that any settlement of any putative class action lawsuits may not be approved by the relevant court or that significant numbers of putative class members may opt out of any settlement; regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its Annual Report on Form 10-K for the year ended December 31, 2016, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $8.4 Billion Gross Loans: $4.7 Billion Total Deposits (Including Repos):$7.2 Billion Total Equity: $1.1 Billion Source: Q2 2017 earnings release & company filings CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 32 Years 11 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 22 Years 1 Year Dave F. Farnsworth Executive Vice President Chief Credit Officer 32 Years 1 Year David C. Harvey Executive Vice President Chief Operations Officer 26 Years 7 Years David A. Brager Executive Vice President Sales Division 30 Years 14 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 5 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 37 Years 30 Years Richard Wohl Executive Vice President General Counsel 29 Years 5 Years

Board of Directors Name CVBF Experience Age Ray O’Brien - Chairman 5 Years 60 George Borba Jr. - Vice Chairman 4 Years 50 Steve Del Guercio 5 Years 55 Kristina Leslie 2 Years 52 Hal Oswalt 3 Years 68 Anna Kan 1 Year 43 Rod Guerra New 61 Chris Myers - CEO 11 Years 55

Who is CVB Financial Corp.?

Largest Bank Holding Companies Headquartered in California In millions Rank Name Asset Size (6/30/17) 1 Wells Fargo & Company $1,930,871 2 First Republic Bank $80,978 3 SVB Financial Group $48,400 4 East West Bancorp $35,918 5 PacWest Bancorp $22,247 6 Cathay General Bancorp $14,337 7 Hope Bancorp, Inc. $13,859 8 Banc of California, Inc. $10,366 9 CVB Financial Corp. $8,418 10 Opus Bank* $7,676 Bank only, no holding company Source: SNL Financial

*As ranked among domestic banks with $5 to $50 billion in assets Other Bank Accomplishments & Ratings 161 Consecutive Quarters of Profitability 111 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked Top 5 Bank in US three consecutive years* Bank Director, 2016 Bank Performance Scorecard (July 12, 2016) BauerFinancial Report Five Star Rating (September 2016) 86 Consecutive Quarters Fitch Rating BBB (September 2016)

Our Markets

Existing Locations 54 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust Santa Barbara Ventura

Acquisition Summary 2014 - 2017

Valley Business Bank ‘VCBP’ Acquisition Date: March 10, 2017 Overview VCBP Balance Sheet (000’s) 3/10/17 Headquarters Visalia, CA Establishment Date 1995 Total Branches 4 Total Assets $406,100 Total Loans $309,700 Total Deposits $361,800 Acquisition Price = $60.8 Million Headquarters Oxnard, CA Establishment Date 2003 Total Branches 4 Total Assets $252,400 Total Loans $168,000 Total Deposits $224,200 Overview CNYB Balance Sheet (000’s) 2/29/16 Acquisition Price = $42.2 Million County Commerce Bank ‘CCB’ Acquisition Date: February 29, 2016 Headquarters Newport Beach , CA Establishment Date 1990 Total Branches 5 Total Assets $436,400 Total Loans $242,700 Total Deposits $378,400 Overview ASB Balance Sheet (000’s) 5/15/14 Acquisition Price = $57.0 Million American Security Bank ‘ASB’ Acquisition Date: May 15, 2014

Financial Performance

Deposits* (000’s) # of Center Locations Total Deposits (6/30/16) Total Deposits (6/30/17) Los Angeles County 18 $2,532,858 $2,574,589 Inland Empire (Riverside & San Bernardino Counties) 9 $2,033,740 $2,099,044 Central Valley 12 $1,032,591 $1,205,843 Orange County 9 $1,016,973 $1,052,513 Central Coast 5 $258,864 $265,124 San Diego 1 $33,976 $42,784 Other $267,449 $3,369 Total 54 $7,176,451 $7,243,266 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.11% 0.11%

*Interest Bearing Deposits includes REPOs Total Deposits* (000’s) 3 Year CAGR 5.1% 3 Year CAGR 9.9%

Deposit Cost Comparison Source: Q2 2017 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

(000’s) # of Center Locations Average Loans per Location Total Loans* (6/30/17) Los Angeles County 18 $90,603 $1,630,847 Central Valley 12 $83,144 $997,730 Inland Empire (Riverside & San Bernardino Counties) 9 $81,687 $735,184 Orange County 9 $66,040 $594,360 Central Coast 5 $67,313 $336,564 San Diego 1 $114,097 $114,097 Other California $114,664 Out of State $172,358 Total $4,695,804 Total Loans* *Prior to MTM discount, loan fees, allowance for loan losses and loans held-for-sale

Total Loans* (000’s) *Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held-for-sale Includes covered and non-covered loans for all periods presented $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 $3,200,000 $3,400,000 $3,600,000 $3,800,000 $4,000,000 $4,200,000 $4,400,000 $4,600,000 $4,800,000 $5,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2010 2011 2012 2013 2014 2015 2016 2017 Total Loans*

Loan Portfolio Composition Total Loans by Type Source: Q2 2017 earnings release & company reports

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) - *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Net Interest Margin Normalized* *Normalized tax equivalent excludes accretion on covered loans (Purchase Credit Impaired)

Efficiency & Expenses

Efficiency Ratio 45.38% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Non-Interest Expense as a % of Average Assets 1.76% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Capital

Capital Ratios Adequately Capitalized Ratio Well-Capitalized Ratio June 30, 2017* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 16.8% Total Risk-based Capital Ratio 8.0% 10.0% 17.9% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.3% Tier 1 Leverage Ratio 4.0% 5.0% 11.5% * CVB Financial Corp. – Consolidated

Securities & Investments

$2.27 Billion *Available For Sale Yield on securities portfolio = 2.48% for the 2nd Quarter 2017 Securities Portfolio* --$3.1 Billion-- $869.8 Million *Held to Maturity Source: Q2 2017 earnings release | Yield on securities represents the fully taxable equivalent

*Available For Sale Securities Only Securities Portfolio* $2.27 Billion (000’s) $18,235 Mark-to-Market (Pre-tax)

‘CVBF’ Assets & Liabilities 6/30/17 Liabilities - $7.4 Billion 6/30/17 Assets - $8.4 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit **Includes Customer Repurchase Agreements

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion on PCI loans **Includes Available for Sale and Held to Maturity, TE 4.61% 2.48%

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth Acquisitions San Diego (2014) Los Angeles (2015) Oxnard (2015) Santa Barbara (2015) American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) San Diego LPO (2017) Stockton LPO (2017)

Acquisition Strategy Target size: $200 million to $4 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) --Banks-- --Banking Teams-- In-market & ‘new’ markets

2017 ‘Critical Few’ Broaden Our Geographic Footprint Quality Loan Growth Expand Commercial Banking Enhance Cybersecurity Build Our Infrastructure For Tomorrow

Copy of presentation at www.cbbank.com